UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2022

CECO ENVIRONMENTAL CORP.

(Exact Name of registrant as specified in its charter)

Delaware	000-7099	13-2566064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14651 North Dallas Parkway Suite 500 Dallas, TX	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 357-6181

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CECE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

CECO Environmental Corp. (“CECO” or the “Company”) announced today that Matthew Eckl, its Chief Financial Officer, will cease serving as the Company’s Chief Financial Officer, effective August 14, 2022, and will be leaving CECO effective August 20, 2022 (the “Effective Date”). Mr. Eckl has agreed to stay through the Effective Date in order to facilitate a smooth and orderly transition of his responsibilities and will continue to be compensated in accordance with existing arrangements until the Effective Date. In conjunction with his departure from the Company, it is anticipated that the Company and Mr. Eckl will enter into a written separation agreement and release providing for certain severance payments and benefits to Mr. Eckl and a general release of claims in favor of the Company, as provided under the terms of Mr. Eckl’s employment agreement with the Company.

Appointment of Chief Financial Officer

Today CECO also announced the appointment of Peter K. Johansson, 58, as the Company’s Senior Vice President, Chief Financial and Strategy Officer, effective August 15, 2022. From April 2020 to the present, Mr. Johansson has been an independent strategy and business development consultant and joined CECO as a consultant in October 2021. From June 2014 through March 2020, he was EVP, Strategy, Corporate Development & Marketing for Accudyne Industries, LLC (“Accudyne”) where he was responsible for the formulation and execution of growth, value creation, business development, product line, and M&A strategies, and deployment of new, product-line based operating model for an industry-leading portfolio of industrial air and gas compressors, broad pump solutions, rotary mixers, and valves. Prior to joining Accudyne, Mr. Johansson led the corporate, product-line, and M&A growth strategy and implementation of a new differentiated business line operating model for IDEX Corporation. He has also held senior business, strategic business development, commercial and engineering leadership roles with ITT Inc., Trane Technologies PLC, WABCO Holdings, Inc., and Honeywell International, Inc. and its predecessor AlliedSignal Inc.

Mr. Johansson earned a Bachelor of Science degree in Mechanical Engineering from Southern Methodist University of Dallas, Texas. He received his Master of Science degree in Mechanical Engineering from California State University at Fullerton, and his MBA from UCLA’s Anderson Graduate School of Management.

Mr. Johansson is a member of the board of directors of Canadian-based Loop Energy Inc, a Toronto Stock Exchange listed company.

In connection with Mr. Johansson’s appointment as the Company’s Senior Vice President, Chief Financial and Strategy Officer, in addition to customary employee benefits, Mr. Johansson will be eligible to receive the following compensation:

• Initial base salary of $375,000 per year;

• Participation in the Company’s annual incentive program with a target opportunity equal to 60% of earned base wages (with actual payout ranging from 0-200% of target based on performance);

• Annual participation in the Company’s long-term equity program at a target value of $300,000, generally comprised of 50% target performance-based restricted stock units (generally vesting after a three-year performance period in the case of the 2022 grant) and 50% service-based restricted stock units (“RSUs”) (generally vesting in four equal annual installments in the case of the 2022 grant);

• An initial cash bonus payment of $150,000 (subject to repayment for a voluntary termination within 12 months);

• An initial equity award of $150,000 in RSUs that will generally vest in substantially equal installments on the first four anniversaries of the grant date; and

• A monthly automobile allowance of $1,000.

In terms of severance benefits, in general, Mr. Johansson will participate in the Company’s Executive Change in Control Severance Plan as a Tier I participant. Under this program, as enhanced for his particular benefit, he will be eligible to receive certain accrued benefits, a lump sum payment of 12 months of his base salary, a pro-rated annual incentive payment for the year of termination based on actual performance, and (if continuation coverage is elected) up to one year of subsidized medical coverage if Mr. Johansson’s employment is terminated by the Company without cause or he terminates his employment for good reason. If such termination occurs in connection with a change in control of the Company, as described in the severance plan, Mr. Johansson will be eligible to receive the same benefits, except that his annual incentive payment will be made in full at the “target” level for the year of termination, he will receive up to $20,000 in executive outplacement services, and he may request that the Company transfer to him certain life insurance policies. A release of claims in favor of the Company will be required for Mr. Johansson to receive certain benefits under the severance plan, and participation requires compliance with customary restrictive covenants.

There are no family relationships between Mr. Johansson and any director or other executive officer. Mr. Johansson has provided consulting services regarding the Company’s business strategy and since January 2022 has received a total of $210,000 in consulting fees. Upon his appointment as Chief Financial and Strategy Officer, the consulting arrangement was terminated. There are no arrangements or understandings between Mr. Johansson and any other persons pursuant to which he was selected as an officer.

Item 7.01 Regulation FD Disclosure

On August 8, 2022, the Company issued a press release announcing the departure of Mr. Eckl and the appointment of Mr. Johansson as described herein. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title

99.1 104

Press Release, CECO Environmental Reports Second Quarter 2022 Results (incorporated by reference to exhibit 99.1 to the Company's current report on Form 8-K filed with the SEC on August 8, 2022).

Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2022	CECO Environmental Corp.

	By:	/s/ Joycelynn Watkins-Asiyanbi
Joycelynn Watkins-Asiyanbi
Senior Vice President, Chief Administrative & Legal Officer and Corporate Secretary